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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    Form 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------

                       OCTOBER 15, 2001 (OCTOBER 1, 2001)
               (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED))

                               CENDANT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                    1-10308                  06-0918165
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NO.)       (I.R.S. EMPLOYER
     OF INCORPORATION OR                                  IDENTIFICATION NUMBER)
        ORGANIZATION)


     9 WEST 57TH STREET
        NEW YORK, NY                                              10019
    (ADDRESS OF PRINCIPAL                                       (ZIP CODE)
      EXECUTIVE OFFICE)


                                 (212) 413-1800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

GALILEO ACQUISITION. On October 1, 2001, Cendant Corporation, a Delaware corporation (the "Company"), acquired all of the issued and outstanding shares of common stock, par value $.01 per share (the "Galileo Common Stock"), of Galileo International, Inc., a Delaware corporation ("Galileo"), pursuant to the Agreement and Plan of Merger, dated as of June 15, 2001 (the "Merger Agreement"), by and among the Company, Galaxy Acquisition Corp., a Delaware corporation and direct, wholly owned subsidiary of the Company (the "Merger Sub"), and Galileo. Pursuant to the Merger Agreement, Merger Sub was merged with and into Galileo (the "Merger"), with Galileo continuing as the surviving corporation and becoming a direct, wholly owned subsidiary of the Company. As a result of the Merger, the Galileo Common Stock has been deregistered under the Securities Act of 1933, as amended, and delisted from the New York Stock Exchange.

Upon the consummation of the Merger, each share of Galileo Common Stock issued and outstanding was converted into the right to receive approximately $4.08 in cash, without interest thereon, and 1.328 shares of common stock, par value $.01 per share, designated as CD common stock (the "CD Common Stock") (other than (i) shares of Galileo Common Stock held by stockholders who perfect their appraisal rights under the DGCL, (ii) each share of Galileo Common Stock held in Galileo's treasury, which were cancelled and retired without payment therefore and (iii) each share of Galileo Common Stock owned by the Company or any subsidiary of the Company, which were cancelled and retired without payment therefore). The aggregate cash and CD Common Stock paid to the former stockholders of Galileo in respect of their shares of Galileo Common Stock was equal to approximately $1.8 billion. Cendant also assumed approximately $575 million of Galileo net debt at closing of which $540 million was repaid. In addition, pursuant to the Merger Agreement, holders of options to purchase shares of Galileo Common Stock were entitled, upon consummation of the Merger, to convert their options into options to purchase shares of CD Common Stock with approximately the same value. As a result, the former option holders of Galileo received from the Company options to purchase approximately 6,070,342 shares of CD Common Stock.

SOURCE AND AMOUNT OF FUNDS. The Company used approximately $900 million of available cash on hand (i) to pay to Galileo stockholders the cash portion of the merger consideration and (ii) to retire $540 million of Galileo's net debt.

CERTAIN RELATIONS BETWEEN CENDANT AND GALILEO. On July 19, 2001, Travel Portal, Inc., an affiliate of the Company ("Travel Portal"), signed an agreement with Galileo whereby TRIP.com, a subsidiary of Galileo, will provide consulting services, technology expertise and functionality for the development of Travel Portal's travel website. Travel Portal will relaunch a new site under the TRIP.com brand during the fourth quarter of 2001.

Galileo is a diversified, global technology leader. Its core business is providing electronic global distribution services for the travel industry through its computerized reservation systems, leading-edge products and innovative Internet-based solutions. Galileo is a value-added distributor of travel inventory dedicated to supporting its travel agency and corporate customers and, through them, expanding traveler choice. Among Galileo's subsidiaries are TRIP.com, an award-winning online travel service and technology provider; and Quantitude, which delivers advanced telecommunications services and enterprise networking solutions. Galileo also offers secure, flexible and cost-effective managed hosting services.

See Exhibits 99.1, 99.2 and 99.3 for the financial statements of Galileo and proforma financial information giving effect to the acquisition.
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ITEM 5. OTHER EVENTS

CREDIT FACILITY. On October 8, 2001, the Company announced that it had completed a $1.15 billion revolving credit facility with a banking group led by J.P. Morgan Chase. Copies of the Amended and Restated Credit Agreement and the press release announcing the completion of the credit facility are attached as Exhibits 10.1 and 99.4, respectively, to this Form 8-K and are incorporated by reference herein.

FORWARD-LOOKING STATEMENTS. Attached hereto as Exhibit 99.5 is a Note Regarding Forward-Looking Statements which may be made by the Company in its public filings and other public statements and includes important factors and assumptions which could cause actual results to differ materially from those expressed in such forward-looking statements.
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         See Exhibit 99.1 attached hereto for the Audited Financial Statements of Galileo as of December 31, 2000 and 1999 and for each of the years in the three-year period ended December 31, 2000.

         See Exhibit 99.2 Attached hereto for the Unaudited Financial Statements of Galileo as of June 30, 2001 and for the six months ended June 30, 2001 and 2000.

         The financial statements of Avis Group Holdings, Inc. are incorporated by reference from Avis' Annual Report on Form 10-K for the year ended December 31, 2000 and Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2001, previously filed with the Commission on March 28, 2001 and August 14, 2001, respectively.

    (b)  PRO FORMA FINANCIAL INFORMATION.

         See Exhibit 99.3 attached hereto for Pro Forma Financial Information giving effect to the acquisition of Galileo, the March 1, 2001 acquisition of Avis and various finance-related activities which occurred during the first and second quarters of 2001.

    (c)  EXHIBITS.

         See Exhibit Index.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CENDANT CORPORATION


                                          /s/ KEVIN M. SHEEHAN
                                          --------------------------
                                          Kevin M. Sheehan
                                          Senior Executive Vice President and
                                          Chief Financial Officer


                                          /s/ TOBIA IPPOLITO
                                          --------------------------
                                          Tobia Ippolito

                                          Executive Vice President, Finance and
                                          Chief Accounting Officer

Date: October 15, 2001
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                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K


                                  EXHIBIT INDEX


EXHIBIT
  NO.                     DESCRIPTION
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2.1      Agreement and Plan of Merger by and among Cendant Corporation, Galaxy
         Acquisition Corp. and Galileo International, Inc., dated as of June 15, 2001 (incorporated by reference from Exhibit 2.1 to the Company's Registration Statement on Form S-4 filed on July 6, 2001).

10.1 Amended and Restated Credit Agreement by and among Cendant Corporation, the Chase Manhattan Bank, Bank of America, N.A., the Bank of Nova Scotia and Credit Lyonnais New York Branch, dated as of October 5, 2001.

23.1     Consent of KPMG LLP, relating to Galileo International, Inc.

99.1 Audited Financial Statements of Galileo International, Inc. as of December 31, 2000 and 1999 and for each of the years in the three-year period ended December 31, 2000.

99.2 Unaudited Financial Statements of Galileo International, Inc. as of June 30, 2001 and for the six months ended June 30, 2001 and 2000.

99.3     Pro Forma Financial Information (unaudited).

99.4 Press Release issued by Cendant Corporation on October 8, 2001 announcing the completion of the credit facility referred to in Exhibit
         10.1 above.

99.5     Note Regarding Forward-Looking Statements